Exhibit 99.1

FORTERRA ANNOUNCES SECONDARY OFFERING OF 10,000,000 SHARES

IRVING, TX (September 14, 2020) – Forterra, Inc. (the “Company” or “Forterra”) (NASDAQ: FRTA) announced today that the Company’s largest stockholder, an affiliate of Lone Star Funds (the “Selling Stockholder”), intends to offer for sale in an underwritten secondary offering 10,000,000 shares of common stock of the Company. The Selling Stockholder will also grant the underwriters a 30-day option to purchase up to an additional 1,500,000 shares of common stock of the Company. The Selling Stockholder will receive all of the proceeds from the sale of shares in this offering. No shares are being sold by the Company.

Credit Suisse, BofA Securities and Citigroup are acting as joint book-running managers and underwriters for the offering.

The Company has filed a shelf registration statement (including a prospectus) on Form S-3 with the U.S. Securities and Exchange Commission (the “SEC”) for the offering to which this communication relates. The registration statement was declared effective on December 27, 2019. Before you invest, you should read the base prospectus in that registration statement, the accompanying prospectus supplement and other documents the Company has filed with the SEC for more complete information about the Company and this offering. You may obtain these documents for free by visiting EDGAR on the SEC’s website at www.sec.gov. Alternatively, copies of the prospectus supplement and accompanying base prospectus relating to the offering, when available, may be obtained from:

Credit Suisse Securities (USA)

LLC

By mail:

Attn: Prospectus Department,

6933 Louis Stephens Drive,

Morrisville, North Carolina 27560,

United States

By phone: 1-800-221-1037

By e-mail:

usa.prospectus@credit-suisse.com

BofA Securities NC1-004-03-43 200 North College Street, 3rd Floor Charlotte, NC 28255-0001 Attention: Prospectus Department Email: dg.prospectus_requests@bofa.com	Citigroup c/o Broadridge Financial Solutions 1155 Long Island Avenue Edgewood, New York 11717 telephone: 1-866-803-9204

This press release shall not constitute an offer to sell or the solicitation of any offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Forterra

Forterra is a leading manufacturer of water and drainage pipe and products in the U.S. and Eastern Canada for a variety of water-related infrastructure applications, including water transmission, distribution, drainage and stormwater systems. Based in Irving, Texas, Forterra’s product breadth and scale help make it a preferred supplier for water-related pipe and products, serving a wide variety of customers, including contractors, distributors and municipalities.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on historical information available at the time the statements are made and are based on management’s reasonable belief or expectations with respect to future events, and are subject to risks and uncertainties, many of which are beyond the Company’s control, that could cause actual performance or results to differ materially from the belief or expectations expressed in or suggested by the forward-looking statements. Forward-looking statements speak only as of the date on which they are made and the Company undertakes no obligation to update any forward-looking statement to reflect future events, developments or otherwise, except as may be required by applicable law. Investors are referred to the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, for additional information regarding the risks and uncertainties that may cause actual results to differ materially from those expressed in any forward-looking statement.

Contact Information:

Simon Chen

Vice President – Treasury and Investor Relations

469.299.9113

IR@forterrabp.com